TRANSAMERICA IDEX MUTUAL FUNDS

Supplement to the Prospectus dated March 1, 2005, as previously supplemented

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TA IDEX American Century International; TA IDEX American Century Large Company Value;

TA IDEX Clarion Global Real Estate Securities; TA IDEX Jennison Growth; TA IDEX Marsico Growth;

TA IDEX PIMCO Real Return TIPS; TA IDEX PIMCO Total Return;

TA IDEX Salomon Investors Value; TA IDEX T. Rowe Price Health Sciences;

TA IDEX T. Rowe Price Small Cap; TA IDEX T. Rowe Price Tax Efficient Growth

The following information supplements the information concerning the series listed above in the Prospectus:

Effective October 31, 2005, each of TA IDEX American Century International; TA IDEX American Century Large Company Value; TA IDEX Clarion Global Real Estate Securities; TA IDEX Jennison Growth; TA IDEX Marsico Growth; TA IDEX PIMCO Real Return TIPS; TA IDEX PIMCO Total Return; TA IDEX Salomon Investors Value; TA IDEX T. Rowe Price Health Sciences; TA IDEX T. Rowe Price Small Cap; and TA IDEX T. Rowe Price Tax Efficient Growth (each a “Fund” and, collectively, the “Funds”) were closed to new investors and no longer sold shares (including sales as part of exchange transactions) to prospective investors who were not shareholders of record as of the close of business on that date.

Shareholders of record of a Fund as of October 31, 2005 may continue to purchase shares of that Fund for a period of approximately six months. Thereafter, except as noted below, each Fund will cease accepting new investments by existing shareholders (other than reinvestment of dividends and distributions), and cease the payment by each class of shares of the Fund of distribution and service (Rule 12b-1) fees, effective on or about the close of business on February 28, 2006.

Effective November 1, 2005, contingent deferred sales charges will not be charged on redemptions of Class A, Class B or Class C shares of the Funds.

After February 28, 2006, each Fund may continue selling its shares to the other series of Transamerica IDEX Mutual Funds (“TA IDEX”) and other investment companies in the same group of investment companies as TA IDEX, and may consolidate shares of its various classes into a single share class. Shareholders of a Fund may exchange Fund shares for shares of another series of TA IDEX (subject to the above) or redeem their Fund shares in the manner set forth in the Prospectus.

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Investors Should Retain This Supplement For Future Use